TREE TOP INDUSTRIES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Bioenergy
	Applied	Tree Top				Adjusted
	Technologies, Inc.	Industries, Inc.	Combined	Pro Forma		ProForma
	June 30, 2009	June 30, 2009	Totals	Adjustments	AJE	Totals
	(Unaudited)	(Unaudited)
ASSETS

Current Assets:
Cash	$ 1,845	$ 2,846	$ 4,691	$ -		$ 4,691
Prepaid Expenses	-	-	-	-		-

Total Current Assets	1,845	2,846	4,691	-		4,691

Property and Equipment	-	117,898	117,898	-		117,898

Other Assets
Technology	-	-	-	35,000	2	35,000

Total Other Assets	-	-	-	35,000		35,000

TOTAL ASSETS	$ 1,845	$ 120,744	$ 122,589	$ 35,000		$ 157,589

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$ -	$ 442,397	$ 442,397	$ -		$ 442,397
Related Party Payable	-	880,067	880,067	-		880,067
Cash Overdraft	-	792	792	-		792
Current Maturities of Notes Payable	-	227,200	227,200	-		227,200
Accrued Interest Payable	-	57,642	57,642	-		57,642

Total Current Liabilities	-	1,608,098	1,608,098	-		1,608,098

Total Liabilities	-	1,608,098	1,608,098	-		1,608,098

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	2	6,628	6,630	3,500	2	10,128
				(2)	3
Additional Paid-in Capital	1,998	24,284,452	24,286,450	(155)	1	24,317,797
				2	3
				31,500	2
Accumulated Deficit	(155)	(25,778,434)	(25,778,589)	155	1	(25,778,434)

Total Stockholders' Equity	1,845	(1,487,354)	(1,485,509)	35,000		(1,450,509)

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$ 1,845	$ 120,744	$ 122,589	$ 35,000		$ 157,589

	-	-	-	-		-

1	To eliminate accumulated deficit of Bioenergy Applied Technologies, Inc. to reflect purchase.
2	To record issuance of 3,500,000 shares of common stock to acquire 100% of the common shares of Bioenergy Applied Technologies, Inc. at $0.01 per share.
3	To eliminate common stock of Bioenergy Applied Technologies, Inc.

TREE TOP INDUSTRIES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

	Bioenergy
	Applied	Tree Top
	Technologies, Inc.	Industries, Inc.				Pro-Forma
	For the Six	For the Six				Adjusted
	Months Ended	Months Ended	Combined	Pro Forma		Combined
	June 30, 2009	June 30, 2009	Totals	Adjustments	AJE	Totals
	(Unaudited)	(Unaudited)

REVENUES	$ -	$ -	$ -	$ -		$ -
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	-	-	-		-

OPERATING EXPENSES

General and Administrative	67	170,302	170,369	-		170,369
Officer Compensation	-	15,743,293	15,743,293	-		15,743,293
Professional Fees	-	45,378	45,378	-		45,378
Depreciation	-	16,177	16,177	-		16,177

Total Costs and Expenses	67	15,975,150	15,975,217	-		15,975,217

OPERATING LOSS	(67)	(15,975,150)	(15,975,217)	-		(15,975,217)

OTHER INCOME (EXPENSE)

Interest Income	-	-	-	-		-
Interest Expense	-	(5,153)	(5,153)	-		(5,153)

Total Other Income (Expense)	-	(5,153)	(5,153)	-		(5,153)

Loss Before Taxes	(67)	(15,980,303)	(15,980,370)	-		(15,980,370)

INCOME TAX PROVISION (BENEFIT)	-	-	-	-		-

NET LOSS	$ (67)	$ (15,980,303)	$(15,980,370)	$ -		$(15,980,370)

TREE TOP INDUSTRIES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Bioenergy
	Applied	Tree Top				Adjusted
	Technologies, Inc.	Industries, Inc.	Combined	Pro Forma		ProForma
	December 31, 2008	December 31, 2008	Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$ 1,912	$ 663	$ 2,575	$ -		$ 2,575
Prepaid Expenses	-	5,164	5,164	-		5,164

Total Current Assets	1,912	5,827	7,739	-		7,739

Property and Equipment	-	134,075	134,075	-		134,075

Other Assets
Technology	-	-	-	35,000	2	35,000

Total Other Assets	-	-	-	35,000		35,000

TOTAL ASSETS	$ 1,912	$ 139,902	$ 141,814	$ 35,000		$ 176,814

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$ -	$ 385,102	$ 385,102	$ -		$ 385,102
Related Party Payable	-	583,529	583,529	-		583,529
Cash Overdraft	-	6,125	6,125	-		6,125
Current Maturities of Notes Payable	-	113,000	113,000	-		113,000
Accrued Interest Payable	-	52,490	52,490	-		52,490

Total Current Liabilities	-	1,140,246	1,140,246	-		1,140,246

Total Liabilities	-	1,140,246	1,140,246	-		1,140,246

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	2	4,883	4,885	3,500	2	8,383
				(2)	3
Additional paid-in Capital	1,998	8,792,904	8,794,902	(88)	1	8,826,316
				31,500	2
				2	3
Accumulated Deficit	(88)	(9,798,131)	(9,798,219)	88	1	(9,798,131)

Total Stockholders' Equity	1,912	(1,000,344)	(998,432)	35,000		(963,432)

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$ 1,912	$ 139,902	$ 141,814	$ 35,000		$ 176,814

	-	-	-	-		-

1	To eliminate accumulated deficit of Bioenergy Applied Technologies, Inc. to reflect purchase.
2	To record issuance of 3,500,000 shares of common stock to acquire 100% of the common shares of Bioenergy Applied Technologies, Inc. at $0.01 per share.
3	To eliminate common stock of Bioenergy Applied Technologies, Inc.

TREE TOP INDUSTRIES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

	Bioenergy
	Applied	Tree Top
	Technologies, Inc.	Industries, Inc.				Pro-Forma
	For the	For the				Adjusted
	Year Ended	Year Ended	Combined	Pro Forma		Combined
	December 31, 2008	December 31, 2008	Totals	Adjustments	AJE	Totals

REVENUES	$ -	$ 2,967	$ 2,967	$ -		$ 2,967
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	2,967	2,967	-		2,967

OPERATING EXPENSES

General and Administrative	88	1,512,222	1,512,310	-		1,512,310
Officer Compensation	-	2,397,974	2,397,974	-		2,397,974
Professional Fees	-	200,133	200,133	-		200,133
Depreciation	-	26,094	26,094	-		26,094

Total Costs and Expenses	88	4,136,423	4,136,511	-		4,136,511

OPERATING LOSS	(88)	(4,133,456)	(4,133,544)	-		(4,133,544)

OTHER INCOME (EXPENSE)

Interest Income	-	9	9	-		9
Interest Expense	-	(7,362)	(7,362)	-		(7,362)

Total Other Income (Expense)	-	(7,353)	(7,353)	-		(7,353)

Loss Before Taxes	(88)	(4,140,809)	(4,140,897)	-		(4,140,897)

INCOME TAX PROVISION (BENEFIT)	-	-	-	-		-

NET LOSS	$ (88)	$ (4,140,809)	$ (4,140,897)	$ -		$ (4,140,897)

Tree Top Industries, Inc.
Notes to Pro Forma Consolidated Financial Statements
June 30, 2009 and December 31, 2008

NOTE 1 - Summary of Transaction

On August 12, 2009, Tree Top Industries, Inc. (the “Company”) completed a stock exchange with BioEnergy Applied Technologies Inc., a Nevada corporation (“BAT”), BioEnergy Systems Management Inc. (“Bio”), Wimase Limited (“Wimase”) and Energetic Systems Inc., LLC (“Energetic” and together with Bio and Wimase, the “Stockholders”).  The Company acquired all of the issued and outstanding shares of BAT.  BAT is now a wholly-owned subsidiary of the Company. The Company issued 3,500,000 shares of its common stock, par value $.001 per share (the “Common Stock”), to the Stockholders in exchange for the transfer of all of the issued and outstanding shares of common stock of BAT by the Stockholders.

NOTE 2 - Management Assumptions

The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the periods ended June 30, 2009 and December 31, 2008.

The pro forma balance sheets assume that through the issuance of 3,500,000 shares of common stock, the Company acquires all of outstanding shares of BAT.

The proforma statements of operations assume that the Company’s revenues and expenses have been combined with BAT’s at the beginning of the periods ended June 30, 2009 and December 31, 2008.

NOTE 3 – Pro forma Adjusting Entries

1.	To eliminate accumulated deficit of BAT to reflect purchase.
2.	To record issuance of 3,500,000 shares of common stock to acquire 100% of the common shares of BAT at $0.01 per share.
3.	To eliminate common stock of BAT.